
DESSERTS
BAKERY

Fiscal Second Quarter 2024 Results Conference Call

January 25, 2024

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Second Quarter 2024 Results

Continue to advance vertical market strategy; effectively managed pause in grocery projects

- Continue to achieve wins in Refueling/C-Store vertical, significantly increasing backlog
- Ongoing quality of earnings focus generated +240 bps increase in gross margin and double-digit EBITDA.
- Cross-selling initiatives taking major step forward with two key awards
- Strong free cash flow supports further net leverage reduction to 0.4x

Focused Strategy Execution
F2Q24 sales 15% below PY as expected, due to Display Solutions project timing; despite sales decline, maintained Adjusted EBITDA margin flat with PY, delivered strong free cash generation and profitability, and continued to reduce net leverage to multi-year lows

Maintained Healthy Margin Realization
Adjusted Gross margin rate +240 bps y/y to 29.0%; Adj. EBITDA margin rate flat y/y at 10.1%; adjusted net margin near flat y/y at 5.8%

Improved Balance Sheet Optionality
Reduced total net debt outstanding by $41 million on an TTM basis; as of 12/31/23, Net leverage of 0.4x; total cash and credit availability of $103 million as of 12/31/23

Lighting Segment Update
Sales outperformed the market, segment gross margin rate increased +440 bps y/y to 35.0%, the highest in more than a decade; strong quote activity entering F3Q24

Display Solutions Segment Update
Significant y/y decline in segment sales due to expected, temporary pause in grocery vertical customer project activity;

Significant New Business Wins
C-store/re-fueling order activity remains favorable, highlighted by new remodel win with a national oil company for 1,325 sites; continue to drive increased share through targeted cross-selling initiatives

Solid Free Cash Flow Generation
Generated $44 million in TTM free cash flow through the end of F2Q24; LTM FCF conversion was 85% of LTM Adjusted EBITDA

Executing on *Fast Forward* Value Creation Initiative
Over the next five years, LSI intends to deliver more than 60% net sales growth; more than 100% Adjusted EBITDA growth; and at least 250 basis points of Adjusted EBITDA margin expansion

CONSOLIDATED FINANCIAL RESULTS

Continued focus on quality of earnings, price discipline and stable margin realization

Delivered stable margin realization, sustained profitability, despite sales decline

Solid performance in Lighting offset by anticipated disruption in Display Solutions, given transitory pause in grocery vertical demand

Lighting demand remains active, driven by high volume of smaller projects; Display Solutions demand impacted by pending merger of two large grocery chains

Strategic focus on quality of earnings; maintaining price discipline

F2Q24 order +10% versus prior-year period; F2Q24 backlog higher than F1Q24 levels



Total Net Sales ($M)
$128.8
$109.0
F2Q23
F2Q24



Operating Income ($M)
8.2%
8.0%
$9.0
$10.6
$7.8
$8.7
F2Q23
F2Q24
Reported Operating Income
Adjusted Operating Income
% Sales



Net Income ($M)
$0.26
$0.21
$6.4
$7.6
$5.9
$6.4
F2Q23
F2Q24
Reported Net Income
Adjusted Net Income
Adj. EPS



Non-GAAP Adjusted EBITDA ($M)
10.1%
10.1%
$13.0
$11.1
F2Q23
F2Q24
Adjusted EBITDA as % Sales

LIGHTING SEGMENT UPDATE

Improved Sales Mix, Price Discipline, Cost Control Supports Significant Margin Expansion

- Sales outperformed the broader non-resi market driven by continued healthy activity in key verticals
- Segment gross margin rate improved 440 basis points to 35.0%, the highest rate in more than a decade; Multiple factors contributing to the improvement
- Recently selected as the lighting supplier to an ultra-high-end automotive brand to support dealership environments
- Project quotation levels are steady entering F3Q24; Quote/order conversion period remains erratic



Lighting Segment Sales ($M)
$66.8
$64.8
F2Q23
F2Q24



Lighting Segment Adj. Gross Margin ($M)
35.0%
30.6%
$20.5
$22.7
F2Q23
F2Q24
Segment Gross Profit as % Segment Sales



Lighting Segment Adj. Operating Income ($M)
13.6%
10.3%
$8.8
$6.9
F2Q23
F2Q24
Segment Adj. Operating Income as % Segment Sales



Lighting Segment Adjusted EBITDA ($M)
15.6%
12.4%
$10.1
$8.3
F2Q23
F2Q24
Segment Adjusted EBITDA as % Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Transitional Quarter Impacted by Grocery Industry "Pause" in New Project Activity

Performance was unfavorably impacted by the previously mentioned pause in grocery vertical spending

Used "pause" to prepare for return to normal demand levels. New display case mfg. facility fully operational; received UL approval for new R-290 product. First unit shipped in Jan 2024

Recently awarded a large renovation program by a national oil company for 1,325 sites; LSI will be turnkey provider

Underlying trends in key Display Solutions verticals remain positive, we continue to strengthen our solution set to generate future growth

Display Solutions Segment Sales ($M)



$62.0
$44.2
F2Q23
F2Q24

Display Solutions Segment Adj. Gross Margin ($M)



22.1%
20.1%
$13.7
$8.9
F2Q23
F2Q24
Segment Gross Profit as % Segment Sales

Display Solutions Segment Adj. Op. Income ($M)



12.8%
8.2%
$8.0
$3.6
F2Q23
F2Q24
Segment Adj. Operating Income as % Segment Sales

Display Solutions Segment Adjusted EBITDA ($M)



14.4%
10.4%
$8.9
$4.6
F2Q23
F2Q24
Segment Adjusted EBITDA as % Sales

DISCIPLINED WORKING CAPITAL MANAGEMENT

Highly Focused on Driving Sustained Capital Efficiency

Working capital declined 13% vs. PY, driven by Y/Y and sequential decline in product inventories

Aligning inventory levels with current demand conditions; anticipate inventory to increase modestly in the second half of fiscal 2024 to support seasonal construction activity

Remain highly focused on working capital efficiency, consistent with focus on stable free cash generation

Total Working Capital ($M)


$84.9
$79.8
$73.3
$76.2
$75.8
F2Q23
F3Q23
F4Q23
F1Q24
F2Q24

Total Inventory ($M)


$73.2
$67.7
$63.7
$63.1
$60.1
F2Q23
F3Q23
F4Q23
F1Q24
F2Q24

STRONG CASH GENERATION, BALANCE SHEET DISCIPLINE

Nearly $44 Million in TTM Free Cash Generation Brings Net Leverage to 0.4x

During last 12 months, free cash flow generation of ~$44 million, representing 85% free cash flow conversion (as % of TTM Adjusted EBITDA)

During last 12 months, Reduced net debt outstanding by $41 million; net leverage declined from 1.3x to 0.4x

Remain focused on further debt reduction, return of capital initiatives and opportunistic growth investments, including strategic acquisitions

Free Cash Flow ($M)[1]



$8.9
$30.4
$11.7
$38.8
$15.6
$46.4
$9.2
$45.4
$7.3
$43.8
F2Q23
F3Q23
F4Q23
F1Q24
F2Q24
Free Cash Flow in Quarter
TTM Free Cash Flow

Net Debt Outstanding ($M)[2]



$60.1
Net Leverage 1.3x
$48.2
Net Leverage 1.0x
$33.4
Net Leverage 0.6x
$25.1
Net Leverage 0.5x
$18.9
Net Leverage 0.4x
F2Q23
F3Q23
F4Q23
F1Q24
F2Q24

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


Exxon
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APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income, and earnings per share for the three months ended December 31, 2023, and 2022. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, and consulting expenses supporting commercial growth initiatives, are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

Non-GAAP RECONCILIATION

LSI Industries	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Sales [a]	128,804	117,470	123,636	123,441	109,005
Operating Income	9,038	7,732	10,237	11,028	7,819
Consulting Expense: Commercial Growth Initiatives	486	75	-	19	-
Severance costs/Restructruing costs	33		20	353	35
Long-Term Performance Based Compensation	1,002	968	1,477	1,325	849
Adjusted Operating Income [b]	**10,559**	**8,775**	**11,734**	**12,725**	**8,703**
Depreciation and amortization	2,419	2,455	2,369	2,371	2,357
Adjusted EBITDA [c]	**12,978**	**11,230**	**14,103**	**15,096**	**11,060**
Operating Margin % [b] / [a]	8.2%	7.5%	9.5%	10.3%	8.0%
Adjusted EBITDA Margin % [c] / [a]	10.1%	9.6%	11.4%	12.2%	10.1%

Lighting Segment	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Sales [a]	66,833	66,707	71,377	67,641	64,796
Operating Income	6,755	6,529	9,192	8,753	8,857
Severance costs/Restructruing costs	18	-	20	-	4
Long-Term Performance Based Compensation	113	97	119	92	(43)
Adjusted Operating Income	**6,886**	**6,626**	**9,331**	**8,845**	**8,818**
Depreciation and amortization	1,381	1,344	1,311	1,309	1,292
Adjusted EBITDA [b]	**8,267**	**7,970**	**10,642**	**10,154**	**10,110**
Adjusted EBITDA Margin % [b] / [a]	**12.4%**	**11.9%**	**14.9%**	**15.0%**	**15.6%**

Display Solutions Segment	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Sales [c]	61,971	50,762	52,259	55,800	44,209
Operating Income	7,761	5,501	5,161	7,219	3,302
Severance costs/Restructruing costs	15		-	353	31
Long-Term Performance Based Compensation	186	221	493	309	276
Adjusted Operating Income	**7,962**	**5,722**	**5,654**	**7,881**	**3,609**
Depreciation and amortization	976	1,044	984	976	988
Adjusted EBITDA [d]	**8,938**	**6,766**	**6,638**	**8,857**	**4,597**
Adjusted EBITDA Margin % [d] / [c]	**14.4%**	**13.3%**	**12.7%**	**15.9%**	**10.4%**

Corporate Segment	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Operating Loss	(5,480)	(4,296)	(4,115)	(4,943)	(4,340)
Consulting Expense: Commercial Growth Initiatives	486	75	-	19	-
Severance costs/Restructruing costs	-	-	-	-	-
Long-Term Performance Based Compensation	703	650	865	924	616
Adjusted Operating Loss	**(4,291)**	**(3,571)**	**(3,250)**	**(4,000)**	**(3,724)**
Depreciation and amortization	62	68	74	85	77
Adjusted EBITDA	**(4,229)**	**(3,503)**	**(3,176)**	**(3,915)**	**(3,647)**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2023	Diluted EPS	Q2 2023	Diluted EPS	Q3 2023	Diluted EPS	Q4 2023	Diluted EPS	Q1 2024	Diluted EPS	Q2 2024	Diluted EPS
Net Income Reported	$ 6,262	$ 0.22	$ 6,417	$ 0.22	$ 4,669	$ 0.16	$ 8,415	$ 0.28	$ 8,028	$ 0.27	$ 5,906	$ 0.20
Consulting Expense: Commercial Growth Initiatives	226	0.01	399	0.01	59	-			13	-	-	-
Severance costs/Restructruing costs	9	-	26	-			13		256	0.01	34	-
Long-Term Performance Based Compensation	420	0.01	785	0.03	769	0.03	771	0.03	974	0.03	625	0.02
Tax Rate Difference between reported and adjusted net income	160	0.01	-	-			(402)	(0.01)	(531)	(0.02)	(201)	(0.01)
Net Income Adjusted	$ 7,077	$ 0.25	$ 7,627	$ 0.26	$ 5,497	$ 0.19	$ 8,797	$ 0.30	$ 8,740	$ 0.29	$ 6,364	$ 0.21

Non-GAAP RECONCILIATION

LSI Industries	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Sales [a]	128,804	117,470	123,636	123,441	109,005
Gross Margin	34,139	32,204	35,864	36,589	31,536
Severance costs/Restructruing costs	18	-	-	347	30
Adjusted Gross Margin [b]	**34,157**	**32,204**	**35,864**	**36,936**	**31,566**
Adjusted Gross Margin % [b] / [a]	26.5%	27.4%	29.0%	29.9%	29.0%

Lighting Segment	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Sales [c]	66,833	66,707	71,377	67,641	64,796
Gross Margin	20,457	20,278	23,746	23,280	22,698
Severance costs/Restructruing costs	18	-	-	-	-
Adjusted Gross Margin [d]	**20,475**	**20,278**	**23,746**	**23,280**	**22,698**
Adjusted Gross Margin % [d] / [c]	**30.6%**	**30.4%**	**33.3%**	**34.4%**	**35.0%**

Display Solutions Segment	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Sales [e]	61,971	50,762	52,259	55,800	44,209
Gross Margin	13,681	11,927	12,117	13,310	8,838
Severance costs/Restructruing costs	-	-	-	347	30
Adjusted Gross Margin [f]	**13,681**	**11,927**	**12,117**	**13,657**	**8,868**
Adjusted Gross Margin % [f] / [e]	**22.1%**	**23.5%**	**23.2%**	**24.5%**	**20.1%**

Corporate Segment	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Gross Margin	1	(1)	1	(1)	-
Severance costs/Restructruing costs	-	-	-	-	-
Adjusted Gross Margin	**1**	**(1)**	**1**	**(1)**	**-**

Non-GAAP RECONCILIATION

Working Capital	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Total consolidated current assets	$ 149,025	$ 145,823	$ 149,876	$ 154,192	$ 141,393
Total consolidated current liabilities	$ 64,134	$ 66,037	$ 76,562	$ 77,973	$ 65,554
Consolidated working capital	$ 84,891	$ 79,786	$ 73,314	$ 76,219	$ 75,839

Free Cash Flow	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Cash Flow from Operations	$ 9,481	$ 12,486	$ 17,038	$ 10,592	$ 9,276
Less: Capital Expenditures	$ (561)	$ (759)	$ (1,454)	$ (1,393)	$ (1,956)
Free Cash Flow	$ 8,920	$ 11,727	$ 15,584	$ 9,199	$ 7,320

Net Debt Outstanding and Leverage Ratio	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Total Debt	62,819	49,572	35,200	28,669	21,521
Less: Cash	(2,765)	(1,350)	(1,828)	(3,533)	(2,660)
Net Debt	$ 60,054	$ 48,222	$ 33,372	$ 25,136	$ 18,861
Adjusted EBITDA - Trailing Twelve Months	$ 45,387	$ 48,117	$ 51,620	$ 53,408	$ 51,489
Net Leverage Ratio	1.3	1.0	0.6	0.5	0.4


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